SCHEDULE OF COMPONENTS OF LEASE EXPENSES (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Lease
Amortization of right-of-use assets	$ 1,338	¥ 9,769	¥ 14,437
Interest of operating lease liabilities	373	2,719	3,210
Expenses for short-term leases within 12 months and other non-lease component	175	1,281	2,022
Total lease cost	$ 1,886	¥ 13,769	¥ 19,669